SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2002

MULTILINK TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its Charter)

California (State or Other Jurisdiction of Incorporation or Organization)	000-31851 (Commission File Number)	95-4522566 (I.R.S. Employer Identification No.)

300 Atrium Drive, 2nd Floor Somerset, New Jersey (Address of Principal Executive Offices)	08873 (Zip Code)

Registrant’s telephone number, including area code: (732) 537-3700
Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Item 7.    Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

      Exhibit 99.1    Press Release dated August 8, 2002 of the Registrant.

Item 9.    Regulation FD Disclosure.

On August 8, 2002, Multilink Technology Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MULTILINK TECHNOLOGY CORPORATION

Date: August 8, 2002	By:	/s/ Richard N. Nottenburg
Name: Richard N. Nottenburg Title: President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 8, 2002, of the Registrant.

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